UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2006

TOWER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 East Berry Street, Fort Wayne, Indiana 46802
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (260) 427-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02   Results of Operation and Financial Condition

On April 17, 2006 Tower Financial Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1.

All of the information furnished in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the exhibits

Item 9.01   Financial Statement and Exhibits

(c)	Exhibits

99.1	Press release, dated April 17, 2006 reporting Tower Financial Corporations financial results for its first quarter ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2006

TOWER FINANCIAL CORPORATION

By:	/s/ Donald F. Schenkel
Donald F. Schenkel, Chairman of the Board,
President, and Chief Executive Officer